SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                          Castle Convertible Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
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________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                          CASTLE CONVERTIBLE FUND, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

       The 2005 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 111 Fifth Avenue, 2nd Floor, New York, NY 10003, on December 6, 2005 at 12:30 P.M. for the following purposes:

       1. To elect eight (8) Directors for the ensuing year; and

       2. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

       Shareholders of record as of the close of business on October 18, 2005 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

       IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO CASTLE CONVERTIBLE FUND, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                              By order of the Board of Directors

                                                          HAL LIEBES
                                                           SECRETARY

Dated: October 28, 2005
       New York, New York

                                 PROXY STATEMENT
                                       FOR
                     THE 2005 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          CASTLE CONVERTIBLE FUND, INC.
                         TO BE HELD ON DECEMBER 6, 2005

                                  INTRODUCTION

       The accompanying Proxy is being solicited by the Board of Directors of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at 12:30 P.M. on December 6, 2005 and at any adjournments thereof.

       If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked. Unless instructions to the contrary are marked with respect to Proposal 1, the Proxy will be voted FOR the proposal stated in the accompanying Notice of Meeting. Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. A broker non-vote is deemed to exist when a proxy received from a broker indicates that a broker does not have discretionary authority to vote the shares on the matter. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, the Proxy holders will vote all Proxies in their discretion pursuant to
Item 2. Any shareholder giving a Proxy has the right to attend the meeting to vote his or her shares in person (revoking any prior Proxy) and also has the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

       All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph, email and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

       This  Proxy  Statement  and  accompanying   Proxy  are  being  mailed  to
shareholders on or about October 31, 2005. The address of the principal executive office of the Fund is 111 Fifth Avenue, New York, NY 10003.

       A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CASTLE CONVERTIBLE FUND, INC., 111 FIFTH AVENUE, NEW YORK, NY 10003 OR BY CALLING 800-223-3810.

                     INFORMATION REGARDING VOTING SECURITIES

       The Fund has only one class of shares of which 2,236,000 shares were issued and outstanding as of the close of business on October 18, 2005, the record date for determining shareholders entitled to receive notice of and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

       The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 18, 2005.

                                                   AMOUNT OF
   TITLE OF              NAME AND ADDRESS         BENEFICIAL      PERCENTAGE OF
     CLASS             OF BENEFICIAL OWNERS        OWNERSHIP          CLASS
--------------------------------------------------------------------------------
 Common Stock      Alger Associates, Inc.        443,144 Shs.*       19.82%
                   111 Fifth Avenue
                   New York, New York 10003

 Common Stock      All Directors and             454,239 Shs.**      20.31%
                   Officers as a Group



----------

* Included in this figure are 71,844 shares owned by Fred Alger & Company, Incorporated, and 618 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

** Included in this figure are 459,552 shares (20.55% of class) beneficially owned by immediate members of the Alger family, 1,441 shares (.06% of class) beneficially owned by Lester L. Colbert, Jr., and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the shares beneficially owned by the Alger family are the shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger III by virtue of his control of Alger Associates, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

       At a regular meeting held on September 7, 2005, the Directors reduced the size of the Board of Directors from nine to eight directors. Accordingly, eight directors are to be elected at the meeting, to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Each of the nominees is currently a Director of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

       Fred Alger Management, Inc. (the "Adviser" or "Alger Management") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a registered securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 111 Fifth Avenue, New York, New York 10003. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

       Mr. Fred M. Alger III beneficially owns approximately 56% of Alger Associates' outstanding voting securities.

       Information about the Directors and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Alger Management. Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. The address of each of the Directors is 111 Fifth Avenue, New York, NY 10003; that of Messrs. Blum, Liebes and Martins is 30 Montgomery Street, Jersey City, NJ 07302.

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                    IN THE ALGER
                                                          DIRECTOR  FUND COMPLEX
                                                           AND/OR    WHICH ARE
NAME, AGE, POSITION WITH       PRINCIPAL OCCUPATIONS       OFFICER    OVERSEEN
  THE FUND AND ADDRESS          DURING PAST 5 YEARS         SINCE    BY DIRECTOR
--------------------------------------------------------------------------------
Interested Directors       Chairman of the Board of Alger    1974        22
--------------------       Associates, Inc. ("Associates"),
Fred M. Alger III (70)     Fred Alger & Company,
Chairman of the Board      Incorporated ("Alger Inc."),
                           Alger Management, Alger
                           Properties, Inc. ("Properties"),
                           Alger Shareholder Services, Inc.
                           ("Services"), Alger Life
                           Insurance Agency, Inc.
                           ("Agency"), Fred Alger
                           International Advisory S.A.
                           ("International"), and five of
                           the six funds in the Alger Fund
                           Complex; Chairman of the Boards
                           of Alger SICAV ("SICAV") and
                           Analysts Resources, Inc. ("ARI").

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                    IN THE ALGER
                                                          DIRECTOR  FUND COMPLEX
                                                           AND/OR    WHICH ARE
NAME, AGE, POSITION WITH       PRINCIPAL OCCUPATIONS       OFFICER    OVERSEEN
  THE FUND AND ADDRESS          DURING PAST 5 YEARS         SINCE    BY DIRECTOR
--------------------------------------------------------------------------------

Hilary M. Alger (43)       Trustee/Director of five of the   2003        17
  Director                 six funds in the Alger Fund
                           Complex; Director of
                           Development, Pennsylvania
                           Ballet since 2004, Associate
                           Director of Development,
                           College of Arts and Sciences
                           and Graduate School, University
                           of Virginia 1999-2003,
                           Director of Development and
                           Communications, Lenox Hill
                           Neighborhood House 1997-1999.

Dan C. Chung (43)          Chief Investment Officer,         2001        16
  Director and President   President and Director
                           of Alger Management; President
                           and Director of Associates,
                           Alger Inc., Properties,
                           Services, Agency, International,
                           and Trust; President of the six
                           funds in the Alger Fund
                           Complex; Trustee/ Director of
                           four of the six funds in the
                           Alger Fund Complex.

Non-Interested Directors
------------------------

Stephen E. O'Neil (73)     Attorney; Private investor since  1973        23
  Director                 1981; Director of Brown-Forman
                           Corporation; Trustee/Director of
                           the six funds in the Alger Fund
                           Complex; formerly of Counsel to
                           the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (52) Managing Partner of North Castle  2000        16
  Director                 Partners, a private equity
                           securities group; Chairman of
                           Equinox, Leiner Health Products,
                           Elizabeth Arden Day Spas, Grand
                           Expeditions and EAS;
                           Trustee/Director of four of the
                           six funds in the Alger Fund
                           Complex. Formerly Managing
                           Director of AEA Investors, Inc.

Roger P. Cheever (60)      Associate Dean of Development,    2000        16
  Director                 Harvard University;
                           Trustee/Director of four of the
                           six funds in the Alger Fund
                           Complex. Formerly Deputy
                           Director of the Harvard
                           College Fund.

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                    IN THE ALGER
                                                          DIRECTOR  FUND COMPLEX
                                                            AND/OR   WHICH ARE
NAME, AGE, POSITION WITH       PRINCIPAL OCCUPATIONS       OFFICER    OVERSEEN
  THE FUND AND ADDRESS          DURING PAST 5 YEARS         SINCE    BY DIRECTOR
--------------------------------------------------------------------------------

Lester L. Colbert,         Private investor; Trustee/        1974        17
  Jr. (71)                 Director of five of the six
  Director                 funds in the Alger Fund Complex.
                           Formerly Chairman of the Board
                           and Chief Executive Officer of
                           Xidex Corporation.

Nathan E. Saint-Amand,     Medical doctor in private         1986        23
  M.D. (67)                practice; Member of the Board
  Director                 of the Manhattan Institute;
                           Trustee/Director of the six
                           funds in the Alger Fund Complex.
                           Formerly Co-Chairman Special
                           Projects Committee of Memorial
                           Sloan Kettering.

Officers
--------

Frederick A. Blum (51)     Executive Vice President of       1997        N/A
  Treasurer                Alger, Inc. and Alger Management;
                           Treasurer of the six funds in the
                           Alger Fund Complex. Executive Vice
                           President, Treasurer and
                           Director of Trust.

Hal Liebes (41)            Executive Vice President, Chief   2005        N/A
  Secretary and Chief      Legal Officer and Secretary of
  Compliance Officer       Alger Inc., and Alger Management,
                           Secretary of the six funds in the
                           Alger Fund Complex. Formerly
                           Global Chief Compliance Officer
                           2004, AMVESCAP PLC; and Global
                           General Counsel 2002-2004, and
                           U.S. General Counsel 1994-2002,
                           Credit Suisse Asset Management.


Michael D. Martins (39)    Senior Vice President of Alger    2005        N/A
  Assistant Treasurer and  Management; Assistant Treasurer
  Assistant Secretary      and Assistant Secretary of the
                           six funds in the Alger Fund
                           Complex 2004-2005. Formerly Vice
                           President, Brown Brothers
                           Harriman & Co. 1997-2004.

       Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger, a daughter of Mr. Alger, is an "interested person" because she is an immediate family member of Mr. Alger. No Director is a director of any public company except as may be indicated under "Principal Occupations."

       No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each non-interested Director $2,000 for each meeting attended, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.

       The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended October 31, 2004. The following table provides compensation amounts paid to current non-interested Directors of the Fund for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE

                                     AGGREGATE         TOTAL COMPENSATION PAID
                                   COMPENSATION           TO DIRECTORS FROM
       NAME OF DIRECTOR            FROM THE FUND        THE ALGER FUND COMPLEX
       ----------------          -----------------   ---------------------------
       Charles F. Baird, Jr.          $8,000                   $30,000
       Roger P. Cheever               $8,000                   $30,000
       Lester L. Colbert, Jr.         $8,000                   $38,000
       Stephen E. O'Neil              $8,000                   $44,000*
       Nathan E. Saint-Amand          $8,000                   $44,000

--------------
*    A portion of this amount was paid in 2005.

       None of the non-interested Directors and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

       The following table shows each Director's beneficial ownership as of October 18, 2005 by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Director. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000;
E = over $100,000.

                                                     AGGREGATE EQUITY SECURITIES
                              EQUITY SECURITIES        OF FUNDS IN ALGER FUND
     NAME OF DIRECTOR            OF THE FUND        COMPLEX OVERSEEN BY DIRECTOR
    ---------------------    -------------------    ----------------------------
    Interested Directors
    --------------------
    Fred M. Alger III                 E                          E
    Dan C. Chung                      A                          E
    Hilary M. Alger                   A                          E

    Non-Interested Directors
    ------------------------
    Charles F. Baird, Jr.             A                          A
    Roger P. Cheever                  A                          E
    Lester L. Colbert, Jr.            C                          D
    Stephen E. O'Neil                 A                          A
    Nathan E. Saint-Amand             B                          E

       Four regular meetings and one special meeting of the Board of Directors were held during the fiscal year ended October 31, 2004. During that period each of the Directors attended at least 75% of the meetings of the Board, and of the Audit Committee if he was a member, held during that time.

       The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, met five times during the fiscal year ended October 31, 2004. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

       The Board of Directors recommends that shareholders vote FOR Proposal No. 1.

NOMINATIONS OF DIRECTORS

       The Fund does not have a standing nominating committee. The Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, each of whom is also "independent" as defined in
Section 121A of the Listing Requirements of the American Stock Exchange (the "Independent Directors") are responsible for identifying and nominating candidates for appointment as Directors. The Board believes that the Independent Directors are in the best position to screen and select qualified candidates for Board membership who will provide the experience, perspective, skills and other attributes necessary to effectively advance the interests of the Fund's shareholders. In screening and selecting qualified candidates for Board membership, the Independent Directors may consider suggestions from various sources, including shareholders. Shareholders may submit names of potential candidates for nomination by letter addressed to the attention of the Independent Directors, c/o the Secretary of the Fund. The Independent Directors may also consider candidates recommended by Fred Alger Management, Inc., and may retain an executive search firm and/or outside legal, financial or other external counsel that they deem necessary or desirable to assist in the nominating and/or screening process.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

       Shareholders wishing to communicate with the Directors may address such communications to the Board of Directors, c/o the Secretary of the Fund,
specifying an individual Director by name if appropriate. All such communications are relayed to Board members.

DIRECTOR ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

       The Fund does not have a policy regarding attendance by Directors at annual shareholder meetings. No Directors attended the 2004 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's Officers and Director's, certain Officers and Directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership with the SEC and the Fund.

       Based solely upon its review of the copies of such forms received by it, the Fund believes that, for the fiscal year ended October 31, 2005, all filing requirements applicable to such persons were compiled with.

                       AUDIT COMMITTEE REPORT; AUDIT FEES

       AUDIT COMMITTEE REPORT. The Audit Committee, for which the Board of Directors has adopted a written charter, (a) selects, oversees and sets the compensation of the Fund's independent auditors, (b) oversees the Fund's accounting and financial reporting policies and practices and the Fund's internal controls and (c) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof. At its meeting held on December 7, 2004, the Committee reviewed and discussed with Fund management and Ernst & Young, the Fund's independent registered public accounting firm for the fiscal year ended October 31, 2004, the audit of the Fund's financial statements and further discussed with Ernst & Young certain matters required to be discussed by Statements on Auditing Standards No. 61. The Committee received from Ernst & Young written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with Ernst & Young that firm's independence. Based on these reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2004.

       The members of the Audit Committee are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand. None of the members of the Committee is an "interested person" of the Fund and each is "independent" as defined in the listing standards of the American Stock Exchange.

       A representative of Ernst & Young is expected to be present at the meeting to respond to appropriate questions; the representative will have the opportunity to make a statement if he or she desires to do so.

       AUDIT FEES. The following table sets forth the fees paid to Ernst & Young for the fiscal years ended October 31, 2003 and 2004 for professional services rendered for the audit of the Fund's financial statements for those fiscal years and other services.

                                   YEAR ENDED                    YEAR ENDED
                                OCTOBER 31, 2003              OCTOBER 31, 2004
                                -----------------             -----------------

Audit fees                           $21,000                      $23,200
Audit related fees                         0                            0
Tax fees(1)                          $ 2,650                      $ 3,300
All other fees(2)                    $12,500                      $15,700

----------
(1) Tax fees for fiscal 2003 and fiscal 2004 includes the review of Fund's federal, state and local tax returns.

(2) Other fees include a debt analysis review and a review of the semi-annual financial statements.

All services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. Accordingly, all of the services represented in the table were pre-approved by the Audit Committee. Ernst & Young LLP performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management during the fiscal years ended October 31, 2003 and 2004. Aggregate non-audit fees billed by Ernst & Young for the fiscal years ended October 31, 2003 and 2004 were $15,150 and $19,000, respectively.

                                   LITIGATION

Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

         On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The EX PARTE order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

         In addition, several purported class actions and shareholder derivative suits, and a civil lawsuit by the West Virginia attorney general, have been filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases (not yet including the West Virginia action)-- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). The civil cases remain pending.

         The Derivative Complaint alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleges, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct. Motions to dismiss the Class Action Complaint and the Derivative Complaint have been filed, but not yet decided. Rulings are expected in or about early November 2005.

         Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants. It is possible, however, that the actions of Alger Management and certain of its affiliates and their senior executives and Alger Mutual Fund senior personnel are of interest to the investigators. Although no regulatory enforcement action has yet been commenced against Alger Management, board members or personnel in connection with the matters being investigated (other than the actions resolved in the fall of 2003 against James P. Connelly, Jr., former Vice Chairman of Alger Inc.), it is possible that the SEC and the states may pursue actions in the future. The potential timing of any such action or the relief or remedies that may be sought are not known at this time. Alger Management is not yet able to predict the outcomes of these matters. The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

         Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

                             HOW TO VOTE YOUR SHARES

1. VOTE BY MAIL. You may vote your shares by signing and dating the enclosed e proxy card, and mailing it in the enclosed postage-paid envelope.

2. VOTE BY TELEPHONE. You may vote your shares by telephone by calling the toll-free number on your proxy card.

3. VOTE THROUGH THE INTERNET. You may vote your shares by computer by going to the Internet address provided on the proxy card and following the instructions, using your white proxy card as a guide.

                                  OTHER MATTERS

     The Board knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

                             SHAREHOLDERS' PROPOSALS

     A shareholder proposal intended to be presented at the Fund's 2006 Annual Meeting of Shareholders must be received by the Fund by June 30, 2006 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Timely submission of a proposal does not guarantee its inclusion in the proxy statement and form of proxy. A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by September 16, 2006. For these purposes the address of the Fund is:

Castle Convertible Fund, Inc.
111 Fifth Avenue
New York, New York 10003
Attn: Secretary

     IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Dated: October 28, 2005

                          CASTLE CONVERTIBLE FUND, INC.
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS DECEMBER 6, 2005

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints Dan
C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 18, 2005, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 111 Fifth Avenue - 2nd Floor, New York, New York 10003 at 12:30 P.M. on December 6, 2005, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.


(Continued and to be signed on the reverse side) PLEASE MARK BOXES M OR H IN

PLEASE MARK BOXES [SOLID SQUARE BULLET] OR |X| IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS    FOR all nominees listed       WITHHOLD AUTHORITY to
                            below (except as marked       vote for all nominees
                            to the contrary below) |_|    listed below |_|

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

Fred M. Alger III, Hilary M. Alger, Charles F. Baird, Jr., Roger P. Cheever, Dan C. Chung, Lester L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand

2. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                              --------------------------------------------------
                                     Signature(s)            Signature(s)

                              --------------------------------------------------
                                        Dated              Social Security or
                                                       Tax Identification Number

                              THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE MAILED PROMPTLY TO CASTLE CONVERTIBLE FUND,INC., 30 MONTGOMERY STREET, JERSEY CITY, NJ 07302. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE.